AQR FUNDS

Supplement dated April 29, 2024 (“Supplement”)

to the Class I, Class N and Class R6 Statement of Additional Information,

dated January 29, 2024 (the “SAI”),

of the AQR Large Cap Multi-Style Fund, AQR Small Cap Multi-Style Fund, AQR International Multi-Style Fund, AQR Emerging Multi-Style II Fund, AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR International Momentum Style Fund, AQR Large Cap Defensive Style Fund, AQR International Defensive Style Fund and AQR Global Equity Fund (the “Funds”)

This Supplement updates certain information contained in the SAI. Please review this important information carefully. You may obtain copies of the Funds’ Summary Prospectuses, Prospectus and SAI free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512.

Effective May 1, 2024, the “Management of the Funds” section of the SAI is hereby restated in its entirety as follows:

Management of the Funds

The overall management of the business and affairs of the Funds is vested with the Board of Trustees. The Board of Trustees consists of six individuals (each, a “Trustee”), five of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Disinterested Trustees”). The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its investment advisers, investment sub-advisers, administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers, the Adviser and the Funds’ administrator, subject always to the investment objectives and policies of each of the Funds and to general supervision of the Board of Trustees. The Disinterested Trustees have retained independent legal counsel to assist them in connection with their duties.

The Board of Trustees has established an Advisory Board whose members are not “interested persons” of the Trust as defined in the 1940 Act and who serve in a consultative capacity to the Board of Trustees providing non-binding advice to the Board of Trustees regarding the oversight of the affairs of the Funds (each, an “Advisory Board Member”) . An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Trustee, has no power to vote on any matter presented to the Board of Trustees and has no power to act on behalf of or otherwise bind the Board, the Trustees or any committee of the Board. The Board of Trustees appointed Roy Swan as an Advisory Board Member effective May 1, 2024.

Listed in the chart below is basic information regarding the Trustees, Advisory Board Member and officers of the Trust. The address of each officer, Trustee and Advisory Board Member is One Greenwich Plaza, Suite 130, Greenwich, CT 06830.

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)

Disinterested Trustees[2]

William L. Atwell, M.B.A., 1950	Chairman of the Board since 2023; Trustee, since 2011	Retired from Atwell Partners, LLC (2012-2019) (consulting)	36	Webster Financial Corporation (since 2014) (banking); Blucora, Inc. (2017-2019)

L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Retired Independent Consultant (2014-2021)	36	None

Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (1974- 2009) (banking)	36	Kiwibank (2022-2023); Kiwi Wealth (wealth management) (2020-2022)

Mark A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Professor, Columbia Business School (since 2002)	36	Exchange Traded Concepts Trust (18 portfolios) (since 2011)

Kathleen Hagerty, Ph.D., M.B.A. 1953	Trustee, since 2022	Provost (since 2020) and Associate Provost (2019-2020), Northwestern University; Interim Dean (2019-2020), Senior Associate Dean (2016-2019) and Professor (since 1984), Kellogg School of Management, Northwestern University	36	None

Interested Trustees[3]

David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	36	None

Disinterested Advisory Board Member

Roy Swan, 1964	Advisory Board Member, since 2024	Head of Mission Investments, The Ford Foundation (since 2018)	N/A	Freddie Mac (since 2024); Parnassus Funds (6 funds) (since 2021); Varo Bank (2021-2023); Aequi Acquisition Corp. (2020-2023)

Officers

John Howard, 1969	Chief Executive Officer and President, since August 2023	Principal, Co-Chief Operating Officer and Head of US Wealth, AQR Capital Management, LLC (since 2011)	N/A	N/A

H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013; Anti-Money Laundering Officer, since 2017	Principal, Chief Legal Officer and Global Head of Compliance and Risk, AQR Capital Management, LLC (since 2013)	N/A	N/A

Bradley Asness, J.D., M.B.A., 1969	Vice President, since 2009	Principal and Co-Chief Operating Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A

Patrick Ryan, CPA 1965	Assistant Treasurer, since 2020	Principal and Chief Financial Officer, AQR Capital Management, LLC (since 2012)	N/A	N/A

Matthew Plastina, 1970	Chief Financial Officer and Treasurer, since 2022	Executive Director, AQR Capital Management, LLC (since 2018); Executive Director, JP Morgan Investment Management (2010-2018)	N/A	N/A

Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009, Secretary, since 2022	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A

Roxana Steblea-Lora 1980	Assistant Treasurer, since 2024	Executive Director, AQR Capital Management, LLC (since 2017)	N/A	N/A

[1]

Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he or she turns 75.

[2]	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[3]

An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller is an interested person of the Trust because of his position with the Adviser.

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees. The Trust, on behalf of the Funds, has engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-Laws, and each Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person and virtual meetings and holds special virtual or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Advisory Board also assists with the oversight of the affairs of the Funds, but the Advisory Board Member does not have any power to vote on any matter presented to the Board of Trustees nor power to act on behalf of or otherwise bind the Board of Trustees or any committee of the Board of Trustees. The Disinterested Trustees also meet in executive session, at which no Trustees who are interested persons of the Funds are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Atwell, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including the Adviser, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established two committees, i.e., the Audit Committee and the Nominating and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, which carries out the Funds’ investment management and business affairs, and other service providers in connection with the services they provide to the Funds. Each of the Adviser and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, and the Funds’ other service providers (including the Funds’ distributor, servicing agent and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, and legal counsel to the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees, Committees and Advisory Board

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, and/or academic positions; experience from service as a Trustee of the Trust (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

William L. Atwell, M.B.A. Mr. Atwell has served as a Trustee of the Trust since 2011. In addition, he has more than 50 years of business experience in financial services. Mr. Atwell has extensive experience in various executive and other positions with Cigna, Charles Schwab and Citibank. Mr. Atwell also has corporate governance experience serving as a director of Webster Financial Corporation, as a director/trustee of several not-for-profit organizations and has served as a director/trustee of USI Holdings Corporation.

L. Joe Moravy, M.B.A., CPA. Mr. Moravy has served as a Trustee of the Trust since 2008. In addition, he has more than 49 years of business and executive experience primarily in the auditing and accounting area. Mr. Moravy is a certified public accountant and was a partner at two leading accounting firms where he provided audit and accounting-related services to financial services companies. As a certified public accountant, Mr. Moravy also gained corporate governance experience through working with the boards of directors and audit committees of public and private corporations. He also served on the independent committee of Nuveen Exchange Traded Commodity Funds and has served as a director of several not-for-profit organizations.

Gregg D. Behrens, M.M. Mr. Behrens has served as a Trustee of the Trust since 2011. In addition, he has more than 49 years of business experience in financial services. Mr. Behrens has extensive experience in various executive and other positions with Northern Trust Company, including his executive experience in London and Singapore. Mr. Behrens also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.

Mark A. Zurack, M.B.A., CFA. Mr. Zurack has served as a Trustee of the Trust since 2014. In addition, he has more than 38 years of business and executive experience specifically in equity markets, equity derivatives and related products. Mr. Zurack has 22 years of experience as a professor at Columbia Business School and extensive experience in various executive and other positions serving 18 years at Goldman Sachs & Co. He also has corporate governance experience serving as a trustee for Exchange Traded Concepts Trust and as director/trustee for not-for-profit organizations.

Kathleen M. Hagerty, Ph.D., M.B.A. Ms. Hagerty has served as Trustee of the Trust since 2022. Ms. Hagerty has more than 39 years of experience as a professor of finance at Northwestern University, holding many leadership positions within the Kellogg Scholl of Management. She currently serves as the Provost of Northwestern University and holds the First Chicago Professorship in Finance at the Kellogg School of Management. Ms. Hagerty also has corporate governance experience serving on the board of a not-for-profit organization and having served as a member of the National Adjudicatory Council of the National Association of Security Dealers. She also has consulting experience providing derivatives training to various financial services firms.

David Kabiller, CFA. Mr. Kabiller has served as a Trustee of the Trust since 2010. In addition, he has more than 35 years of business and executive experience and is a Founding Principal of the Adviser. He has been with the Adviser since its inception in 1998. Prior to cofounding the Adviser, Mr. Kabiller was associated with Goldman Sachs & Co. where he served as a Vice President (1987–1998). Mr. Kabiller also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.

Roy Swan. Mr. Swan has served as an Advisory Board Member since 2024. Mr. Swan has over 32 years of experience in investment management, banking, corporate finance, law and public policy. Since 2018, he has served as the head of Mission Investments at The Ford Foundation. He has extensive experience in various executive and other positions, including serving as President and Chief Operating Officer of Morgan Stanley Trust, co-head of Global Sustainable Finance at Morgan Stanley, Chief Financial Officer of Carver Federal Savings Bank, and Chief Investment Officer at Upper Manhattan Empowerment Zone. Mr. Swan began his career as a Financial Analyst in Mergers & Acquisitions at The First Boston Corporation followed by his role as a Mergers & Acquisitions lawyer at Skadden, Arps, Slate, Meagher & Flom LLP. He also has extensive corporate governance experience, including serving as a director of Freddie Mac and as a trustee of the Parnassus Funds, as well as service on the boards of various not-for-profit organizations.

Committees of the Board of Trustees

As discussed above, the Board of Trustees currently has two standing committees: (1) an Audit Committee, and (2) a Nominating and Governance Committee. Currently, each Disinterested Trustee serves on each committee. Mr. Kabiller, as an Interested Trustee, is not a member of either committee. Each committee has adopted a written charter setting forth its duties and responsibilities. The Audit Committee met four times and the Nominating and Governance Committee met three times during the fiscal year ended September 30, 2023.

Audit Committee. L. Joe Moravy, M.B.A., CPA, serves as the Chairman of the Audit Committee. The Audit Committee is required to meet at least twice a year and:

•	oversees the accounting, auditing and financial reporting processes of each of the Funds;

•	hires (and fires, if needed) the Funds’ independent registered public accounting firm (subject to the ratification of the Board of Trustees);

•

pre-approves all audit, audit-related, tax and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates if those non-audit services relate directly to the operations and financial reporting of the Funds;

•

reviews with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds;

•

receives and considers a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection;

•	considers all critical accounting policies and practices to be used by each of the Funds and any proposed alternative treatments thereof; and

•	investigates any improprieties or suspected improprieties in connection with the Funds’ accounting or financial reporting.

Nominating and Governance Committee. Gregg D. Behrens, M.M., serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee normally meets once a year and as necessary to address governance issues and:

•	reviews and assesses the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and makes recommendations as to any appropriate changes;

•	reviews and makes recommendations to the Board regarding Trustee compensation and expense reimbursement policies;

•	undertakes periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and

•	meets with the Funds’ management to review reports and other information concerning the status of the Funds’ operations, procedures, and processes.

If there is a vacancy on the Board, the Nominating and Governance Committee will:

•	identify and evaluate potential candidates to fill any such vacancy on the Board;

•	select from among the potential candidates a nominee to be presented to the full Board for its consideration; and

•	recommend to the Board a nominee to fill any such vacancy.

When seeking suggestions for nominees to serve as disinterested trustees, the Nominating and Governance Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an Interested Trustee, the Nominating and Governance Committee will consider the views and recommendations of the Adviser. The Nominating and Governance Committee will not normally consider Trustee nominations submitted by shareholders.

Fund Ownership of the Trustees and Advisory Board Member

The following table sets forth, for each Trustee and Advisory Board Member, the dollar range of shares owned in a Fund as of December 31, 2023 (unless otherwise indicated), as well as the aggregate dollar range of shares owned in the Trust as of the same date:

	Name of Fund	Dollar Range	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

William L. Atwell, M.B.A.	AQR Small Cap Momentum Style Fund	Over $100,000	Over $100,000*
L. Joe Moravy, M.B.A., CPA	AQR International Defensive Style Fund	$10,001 - $50,000	Over $100,000*

	AQR Small Cap Momentum Style Fund	$50,001 - $100,000
	AQR Large Cap Multi-Style Fund	$50,001 - $100,000
	AQR Large Cap Defensive Style Fund	Over $100,000
	AQR Small Cap Multi-Style Fund	$50,001 - $100,000
	AQR International Multi-Style Fund	$10,001 - $50,000
Gregg D. Behrens, M.M.	AQR Large Cap Multi-Style Fund	$10,001 - $50,000	Over $100,000*
	AQR Large Cap Defensive Style Fund	$10,001 - $50,000
Mark A. Zurack, M.B.A., CFA	AQR International Multi-Style Fund	$50,001 - $100,000	Over $100,000
	AQR Small Cap Multi-Style Fund	Over $100,000
Kathleen Hagerty, Ph.D., M.B.A.	N/A	None	None
David Kabiller, CFA	AQR Global Equity Fund	$1 - $10,000	Over $100,000*
Roy Swan**	N/A	None	None
*	Trustee holds equity securities in other series of the Trust which are described in a separate Statement of Additional Information.

**	Mr. Swan is not a Trustee. He was appointed as an Advisory Board Member effective May 1, 2024.

Fund Ownership of the Trustees, Advisory Board Member and Officers

As of December 31, 2023, the Trustees, Advisory Board Member and Officers of the Trust owned in the aggregate less than 1% of each Fund.

Compensation of Trustees, Advisory Board Member and Certain Officers

Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust. Effective January 1, 2023, the annual retainer paid to Disinterested Trustees and the Advisory Board Member is $185,000 per year, which includes four regularly scheduled quarterly Board meetings and up to four additional special meetings (the “Retainer Meetings”). The Disinterested Trustees and Advisory Board Member will receive $2,000 for each additional special meeting in excess of the Retainer Meetings (in-person, virtual or telephonic). The Chairman of the Board receives an annual retainer of $40,000, the Chairman of the Audit Committee receives an annual retainer of $22,500 and the Chairman of the Nominating and Governance Committee receives an annual retainer of $12,500. Prior to January 1, 2023, the annual retainer paid to Disinterested Trustees was $160,000 per year for the Retainer Meetings and $2,000 for each additional special meeting in excess of the Retainer Meetings (in-person, virtual or telephonic). The Chairman of the Board received an annual retainer of $35,000, the Chairman of the Audit Committee received an annual retainer of $17,500 and the Chairman of the Nominating and Governance Committee received an annual retainer of $7,500. All Trustees and the Advisory Board Member are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not pay any pension or retirement benefits.

The table below shows the compensation that was paid to the Disinterested Trustees and Advisory Board Member for the Funds’ fiscal year ended September 30, 2023:

Name of Person, Position	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Trust

William L. Atwell, M.B.A., Disinterested Trustee, Chairman of the Board	None	$210,625
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	None	$200,000
Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairman	None	$188,125
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	None	$178,750
Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee	None	$178,750
Brian Posner, M.B.A., Former Disinterested Trustee, Former Chairman of the Board*	None	$ 48,750
Roy Swan, Advisory Board Member**	None	$ N/A

Name of Person, Position	Aggregate Compensation from the AQR Global Equity Fund	Aggregate Compensation from the AQR International Momentum Style Fund	Aggregate Compensation from the AQR Large Cap Momentum Style Fund	Aggregate Compensation from the AQR Small Cap Momentum Style Fund

William L. Atwell, M.B.A., Disinterested Trustee, Chairman of the Board	$4,564	$4,742	$10,130	$2,912
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	$4,317	$4,497	$ 9,594	$2,771
Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairman	$4,056	$4,220	$ 8,990	$2,603
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$3,843	$4,003	$ 8,515	$2,476
Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee	$3,843	$4,003	$ 8,515	$2,476
Brian Posner, M.B.A., Former Disinterested Trustee, Former Chairman of the Board*	$ 978	$1,109	$ 2,373	$ 730
Roy Swan, Advisory Board Member**	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation from the AQR Large Cap Defensive Style Fund	Aggregate Compensation from the AQR International Defensive Style Fund	Aggregate Compensation from the AQR Large Cap Multi- Style Fund	Aggregate Compensation from the AQR Small Cap Multi- Style Fund

William L. Atwell, M.B.A., Disinterested Trustee, Chairman of the Board	$54,332	$3,982	$13,957	$1,719
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	$51,469	$3,765	$13,204	$1,637

Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairman	$48,153	$3,540	$12,372	$1,544
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$45,591	$3,355	$ 11,711	$1,471

Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee	$45,591	$3,355	$ 11,711	$1,471
Brian Posner, M.B.A., Former Disinterested Trustee, Former Chairman of the Board*	$13,212	$ 834	$ 3,195	$ 403

Roy Swan, Advisory Board Member**	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation from the AQR International Multi-Style Fund	Aggregate Compensation from the AQR Emerging Multi- Style II Fund

William L. Atwell, M.B.A., Disinterested Trustee, Chairman of the Board	$6,435	$7,059
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	$6,073	$6,671
Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairman	$5,705	$6,261
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$5,397	$5,926
Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee	$5,397	$5,926
Brian Posner, M.B.A., Former Disinterested Trustee, Former Chairman of the Board*	$1,307	$1,517
Roy Swan, Advisory Board Member**	N/A	N/A
*	Mr. Posner resigned as Trustee effective December 31, 2022.

**	Mr. Swan was appointed as an Advisory Board Member effective May 1, 2024.

Personal Trading

The Trust and Adviser have each adopted a code of ethics, which puts restrictions on the timing of personal trading in relation to trades by the Funds and other advisory clients of the Adviser and their affiliates. The codes of ethics, which were adopted in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), as appropriate, describe the fiduciary duties owed to shareholders of the Funds and to other advisory accounts by all Trustees, officers, members and employees of the Trust, and by the Adviser; establish procedures for personal investing; and restrict certain transactions.

The Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”) has also adopted a code of ethics governing the personal trading activities of its directors, officers and employees, which contains comparable restrictions.

Proxy Voting Policies and Procedures

The Adviser has adopted written proxy voting policies and procedures (“Proxy Policies”) as required by Rule 206(4)-6 under the Investment Advisers Act, consistent with their fiduciary obligations. The Trust has delegated proxy voting responsibilities with respect to each Fund to the Adviser, subject to the general oversight of the Board. The Proxy Policies have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds. A copy of the Proxy Policies is attached as Appendix A to this SAI.

Each Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Information about how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 will be available no later than August 31, of each year: (i) without charge, upon request, by calling (866) 290-2688 or (ii) on the SEC’s website at sec.gov. Amendments to Form N-PX will also require each Fund to make available its proxy voting record on the Fund’s website after the Fund’s N-PX filing with the SEC, with the first filings subject to the amendments due by the end of August 2024.

Portfolio Holdings Disclosure

On or about 15 days following the end of each calendar quarter, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the end of the quarter. Each Fund will make its portfolio holdings information available to the general public on the Funds’ website at https://funds.aqr.com. Portfolio holdings of each Fund will also be disclosed on a quarterly basis no later than sixty (60) days following the end of the preceding quarter on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR and on Form N-PORT; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the first six months of the Fund’s fiscal year will be filed as part of the semi-annual report filed on Form N-CSR and on Form N-PORT. The Trust’s Forms N-CSR and N-PORT (and its predecessor Form N-Q) will be available on the SEC website at sec.gov.

Non-public information regarding a Fund, including portfolio holdings information, may be disclosed more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to agents, service providers, analysts, rating agencies, pricing services, proxy voting services or others including the following: advisers and sub- advisers to the Funds, independent registered public accountants, counsel, administrator, transfer agent or custodians, who require access to such information in order to fulfill their contractual duties to the Funds, or consultants, data aggregators, mutual fund evaluation services, due diligence departments of broker dealers and wirehouses that regularly analyze the portfolio holdings and calculate information derived from holdings of the Funds, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by law, agreement or by the nature of their duties, are required to keep the non-public portfolio holdings information received from the Funds confidential.

The Funds or the Adviser have entered into ongoing arrangements to disclose complete portfolio holdings more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to the following persons or entities:

•	The Board of Trustees of the Funds and, if necessary, Disinterested Trustee counsel and Fund counsel
•	Employees of the Adviser and its affiliates
•	The Custodians of the Funds
•	The Administrator of the Funds
•	The Transfer Agent of the Funds
•	The Distributor of the Funds
•	The Independent Registered Public Accounting Firm of the Funds
•	Bloomberg
•	Factset

•	ISS Governance Services
•	IHS Markit
•	Infinit Outsourcing, Inc.
•	Financial Recovery Technologies, LLC
•	Compliance Solutions Strategies
•	FundApps Limited
•	Donnelley Financial Solutions, Inc.
•	Ernst & Young LLP
•	Acuity Knowledge Partners
•	Lake Avenue Funding EC VII LLC

With respect to each such arrangement, a Fund has a legitimate business purpose for the release of information. As described above, the release of the portfolio holdings to these persons or entities is subject to confidential treatment to prohibit the person or entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Adviser and their affiliates do not receive any compensation in connection with such arrangements.

In addition, in connection with the purchase and sale of portfolio securities and in the course of seeking best execution, the Adviser provides information regarding individual portfolio holdings to broker-dealers who may be selected to execute or clear trades for the Funds or serve as counterparties to the Fund’s derivative positions. The Securities Exchange Act of 1934, as amended, and the rules of the Financial Industry Regulatory Authority (“FINRA”) provide limitations on a broker-dealer’s ability to trade for its own accounts or the accounts of others on the basis of such information. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.

The Adviser also may make available certain information about a Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser.

Non-public portfolio holdings information may be disclosed to certain third parties (other than as noted above) by written request (which may be completed via email) prior to its being posted on the Funds’ website or filed with the SEC through the EDGAR filing system, upon the preapproval of the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments after making a good faith determination that the disclosure would serve a legitimate business purpose of the Fund and is in the best interest of the Fund and its shareholders. In addition, the recipient must agree to maintain the confidentiality of the portfolio holdings information. The Trust’s Chief Compliance Officer and the executive officers of the Trust monitor the release of non-public information regarding the Trust. In order to assess whether there are any conflicts between the interests of the Funds’ shareholders and the interests of the Adviser or their affiliates, the Trustees will review at each regular meeting of the Board of Trustees the information related to any such written approvals that have been approved by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments since the last regular meeting of the Board of Trustees. As noted above, pre-approval by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments is not necessary with respect to the disclosure of certain non-public portfolio holdings information to certain third parties or with respect to the disclosure of certain other information about a Fund’s portfolio prior to the public dissemination of portfolio holdings information.

The Adviser manages other accounts such as separate accounts, model portfolios, unregistered products and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Funds and thus may have similar portfolio holdings. Such accounts may make disclosures at different times than the Funds’ portfolio holdings are disclosed. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the foregoing restrictions.

The Chief Compliance Officer of the Trust is responsible for ensuring that the Funds have adopted and implemented policies and procedures reasonably designed to ensure compliance with the Trust’s portfolio holdings disclosure policy and, to the extent necessary, the Chief Compliance Officer and/or his or her designee shall monitor the Funds’ compliance with this policy.

Any exceptions to the policy may be made only if approved by the Chief Compliance Officer of the Trust upon determining that the exception is in the best interests of the Funds and their shareholders. The Chief Compliance Officer must report any exceptions made to the policy to the Trustees at its next regularly scheduled meeting.

Each violation of the disclosure policy must be reported to the Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she shall report it to the applicable Trustees, as required by Rule 38a-1.

The Trustees reserve the right to amend the Trust’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice and in their sole discretion. The Board of Trustees also considers the reports and recommendations of the Trust’s Chief Compliance Officer regarding any material compliance matters that may arise with respect to the disclosure of portfolio holdings information and periodically, as required under the circumstances, considers whether to approve or ratify any amendment to the Trust’s policies and procedures regarding the dissemination of portfolio holdings information.

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